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                                                            Exhibit 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-95268, 333-07313 and 333-07315) of Brooks
   Automation , Inc., of our report dated November 19, 1996, appearing on page 23 of the Annual Report on Form 10-K/A for the year ended September 30, 1996.



   /s/  PRICE WATERHOUSE LLP


   Price Waterhouse LLP
   Boston, Massachusetts
   January 21, 1997